Exhibit 10.1

THIRD AMENDMENT TO LEASE

This Third Amendment to Lease (“Amendment”), made and entered into as of the 7th date of September, 2007, by and between Paragon Centre Holdings, LLC, a Kentucky limited liability company (“Landlord”) and Texas Roadhouse Holdings LLC, a Kentucky limited liability company (“Tenant”);

WITNESSETH THAT:

WHEREAS, Landlord and Tenant entered into that certain Amended and Restated Lease dated January 1, 2006 (“Lease”), a First Amendment to Lease dated December 27, 2006, and a Second Amendment to Lease dated May 10, 2007, for space in Two Paragon Centre as follows:

Suite 400 (16,023 square feet of rentable space);

Suite 100 (3,082 square feet of rentable space);

Suite 110 (2,416 square feet of rentable space);

Suite 120 (2,994 square feet of rentable space);

Suite 130, (2,313 square feet of rentable space);

Suite 140 (1,334 square feet of rentable space);

Suite 150 (3,317 square feet of rentable space);

Suite 200 (8,040 square feet of rentable space);

Suite 300 (4,334 square feet of rentable space);

Suite 305 (1,488 square feet of rentable space);

Suite 310 (1,405 square feet of rentable space);

Suite 315 (3,863 square feet of rentable space);

Suite 320 (4,581 square feet of rentable space)

all located in Two Paragon Centre, 6040 Dutchmans Lane, Louisville, Kentucky, for a total of 55,190 square feet of rentable space (“Premises”);

WHEREAS, Tenant now occupies all of the aforesaid Suites and desires to lease additional space known as Suite 250 in Two Paragon Centre; and

WHEREAS, Tenant has a Right of First Offer to lease additional suites in Two Paragon Centre, including Suite 250, and Tenant has notified Landlord of its intent to lease Suite 250; and

WHEREAS, Landlord and Tenant desire to amend certain other terms and conditions of the Lease and evidence their agreements and other matters by means of this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Lease is hereby amended and the parties hereby agree as follows:

1.                                       Pursuant to Exhibit C, paragraph 1 of the Lease, Landlord agrees to lease and Tenant agrees to accept in its “AS IS WHERE IS” condition, Suite 250 in Two Paragon Centre deemed to be 3,892 square feet of rentable space. Paragraph 2.1 of the Lease shall be amended to include Suite 250 as a part of the Premises and the total rentable square footage of the Premises shall be amended to 59,082 square feet effective August 31, 2007. The term for Suite 250 shall run co-terminous with the remainder of the Premises. Paragraph 2.2 of the Lease is hereby amended to state that Tenant’s obligation to pay Base Rent and Tenant’s Prorata Share of Operating Expenses for Suite 250 commences November 1, 2007.  Exhibit C, paragraph 1 will continue to be in full force and effect as it pertains to Suite 220 in Two Paragon Centre.

2.                                       Landlord and Tenant agree that the Base Rent for the Premises beginning November 1, 2007, will be $18.89 per rentable square foot. Section 3.1 of the Lease will be amended as follows:

Months of Term	Premises	Base Rent per Rentable Square Foot	Total Base Rent	Base Rent Monthly
11/1/07-12/31/15	400, 100, 110, 120, 130, 140, 150, 200, 300, 305, 310, 315, 320, 250	$18.89	$1,116,058.98	$93,004.92
1/1/16-12/31/20	400, 100, 110, 120, 130, 140, 150, 200, 300, 305, 310, 315, 320, 250	95% of Fair Market Rent (as defined in Exhibit C, Special Stipulations)

3.                                       All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

4.                                       This Amendment shall not be valid and binding on Landlord and Tenant unless and until it has been completely executed by and delivered to both parties.

EXCEPT AS expressly amended and modified hereby, the Lease shall otherwise remain in full force and effect, the parties hereto hereby ratifying and confirming the same, including but not limited to the Special Stipulations detailed in Exhibit C of the Lease. To the extent of any inconsistency between the Lease and this Amendment, the terms of this Amendment shall control as to the subject matter covered herein.

IN WITNESS WHEREOF, the undersigned parties have duly executed this Amendment as of the date and year first above written.

LANDLORD:			TENANT:
PARAGON CENTRE			TEXAS ROADHOUSE
HOLDINGS, LLC			HOLDINGS LLC
A Kentucky limited liability			A Kentucky limited liability
company			company

By:	/s/ David W. Nicklies	By:	Texas Roadhouse, Inc., a Delaware
	David W. Nicklies, Manager		corporation, its Manager

		By:	/s/ G.J. Hart
G.J. Hart, President,
Chief Executive Officer